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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 15, 2004

                     Global Medical Products Holdings, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                    000-29989                   86-0889096
(State or other jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)               Identification No.)

                 100 "E" Street, Suite 220, Santa Rosa, CA 95404
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (619) 222-2568

            23282 Mill Creek Drive, Suite 225, Laguna Hills, CA 92653 (Former Name or Former Address, if Changed Since Last Report)


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Item 1. through Item 4. Not Applicable

Item 5. Other Events and Regulation FD Disclosure

In November 2003, Global Medical Products Holdings, Inc. (Global) began negotiations with Redwood Securities Group, Inc. (Redwood), San Francisco, California, whereby "Global" would allow "Redwood" access to its shareholder base for the purpose of becoming a publicly traded company and "Global" would provide "Redwood" access to its advisory staff for the purpose of compiling the documentation necessary for the completion of the necessary registration documents. In late December, the two companies came to agreement on terms for this to occur. (SEE EXHIBIT 10.1 TITLED STOCK ACQUISITION-DISTRIBUTION AGREEMENT BETWEEN REDWOOD SECURITIES GROUP, INC. AND GLOBAL MEDICAL PRODUCTS HOLDINGS, INC., EXHIBIT 10.2 TITLED ADDENDUM TO STOCK ACQUISITION-DISTRIBUTION AGREEMENT WITH REDWOOD SECURITIES GROUP, INC. - ESTIMATED POTENTIAL VALUE OF STOCK DIVIDEND TO GLOBAL SHAREHOLDERS AND EXHIBIT 10.3 TITLED SCHEDULE A POTENTIAL VALUE OF REDWOOD SECURITIES GROUP, INC. STOCK DIVIDEND TO GLOBAL MEDICAL PRODUCTS HOLDINGS, INC. SHAREHOLDERS ).

Redwood Securities Group is a California corporation located at 600 California Street Suite 520, San Francisco, CA 94108 and is registered with the Securities and Exchange Commission (SEC Number 8-043182) and the National Association of Securities Dealers (CRD 27536) as a:

         o    Broker or dealer selling corporate debt securities
         o    Government securities broker
         o    Government securities dealer
         o    Municipal securities broker
         o    Municipal securities dealer
         o Non-exchange member arranging for transactions in listed securities by exchange member
         o    Put and call broker or dealer or option writer
         o Underwriter or selling group participant (corporate securities other than mutual funds

For additional information relating to "Redwood", the firm maintains a public web site at www.redsec.com.

The agreement is that "Redwood" would retain "Global" for access to "Global's" shareholder base. Global would assist Redwood in the preparation of all documents necessary for the registration of "Redwood" to become a publicly traded entity. Redwood would issue to "Global" 12 per cent of its Class A Stock and 15 per cent of its Class B Stock for such use and services as rendered. Upon the completion of the registration with the Securities and Exchange Commission, "Global" would then issue to the common shareholders of Global a stock dividend in the form of Redwood Securities Group Class B Shares. The Class A Shares would be issued to the Preferred shareholders of "Global".



Item 6. through Item 12. Not Applicable


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Global Medical Products Holdings, Inc.

Date:  January 20, 2004               By: /s/ Karl R. Rolls, Jr.
                                        ----------------------------
                                        Name: Karl R. Rolls, Jr.
                                        Title: Secretary/Treasurer